DREYFUS INSURED MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Insured Municipal Bond Fund for its fiscal year ended April 30, 1997. Your Fund achieved a total return, including bond price changes and interest income, of 6.24%.* This is equivalent to a tax-free distribution rate per share of 5.04%.** This compares with a 6.63% total return for the Lehman Brothers Municipal Bond Index during the same period.***
ECONOMIC REVIEW
    The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.
    The economy grew at a robust 5.6% annual rate during the first quarter of 1997, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. The Commerce Department's Implicit Price Deflator, a broad measure of inflation, rose for the same period at a 2.2% pace. On the consumer level, the Consumer Price Index (CPI) increase remained below 3%. Excluding volatile food and energy prices, the CPI is actually trending downward so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.
    The strong economy has put increasing numbers of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level.
    Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of the year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have spurted in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.
    Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Recent estimates by economists suggest that the deficit is now about $75 billion, its lowest level in twenty-three years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.
    While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. Although there was little reported evidence of incipient inflation, the Fed executed a preemptive move of moderate monetary restraint in March, perhaps to avoid being forced to act more harshly later. There is little reason to suspect that the Fed will soon change this policy, although with the economy seeming to enjoy strong growth without surging inflation, the FOMC may be reluctant to raise rates again in the immediate future.
MARKET ENVIRONMENT
    For much of the past year the trading environment for fixed income securities has been dominated by a measure of volatility one would expect to find during periods of rapidly shifting perceptions as to the course of economic growth and the ensuing level of inflationary pressures. Early on, as attention focused on the tightening of the labor markets as the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the FOMC. As such, interest rates were driven to their highest levels in more than a year. Since subsequent data showed slower economic growth and the absence of any clear signs of inflationary pressures market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These rapid shifts in investors' perceptions of the economy and the appropriate levels of long term interest rates occurred frequently throughout the year, establishing a broad trading range in prices. In November, as investors became convinced of a significant slowing in the rate of growth of the economy, this range in prices was redefined to higher levels. With the turn of the calendar into 1997, however, these higher levels proved unsustainable as evidence of the resilience of the economy's current expansion continued to mount. The resulting rise in long term interest rates foretold the move by the FOMC to assume a more restrictive posture at its March meeting.
    Throughout 1996 municipal securities were hard pressed to escape the volatility witnessed by the fixed income markets in general. Ultimately, tax exempt bonds were supported by a formidable technical dynamic of strong demand and limited supply which enabled municipals to significantly outperform their taxable counterparts. A comparison of the movement of 30-year U.S. Treasury yields and Municipal yields as represented by The Revenue Bond Index clearly illustrates this point. While interest rates fluctu ated significantly over the course of the year ended April 30, 1997, 30-year Treasury yields closed the period 5 basis points higher (.05%) at 6.96%. Over the same time the Revenue Index declined by 19 basis points (.19%) to close the period at 6.13%.
PORTFOLIO OVERVIEW
    In managing your Fund's assets during a period of such volatility, a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times higher levels of cash reserves were established in order to further buffer the portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend portfolio duration in order to capitalize on potential price appreciation inherent in such an environment. Throughout this process further attention was directed toward enhancing the liquidity and performance characteristics of the portfolio by extending the optional redemption characteristics and improving the underlying creditworthiness of its holdings.
    As represented by the graph that follows, this Fund underperformed the Lehman Brothers Municipal Bond Index during the reporting period. There are essentially three reasons for this: First, until recently, management of the portfolio tended to focus more intently on the generation of current tax exempt income and less on capital appreciation. As such, during periods of rapidly declining interest rates, assets in the portfolio did not experience as large a gain as lower yielding, more aggressively structured securities in the market. During the past year, management of the Fund has been shifted to more adequately reflect a balanced approach. Second, unlike the insured securities held in your Fund the Lehman
Brothers Municipal Bond Index represents a universe of uninsured securities whose rerturns are significantly higher in order to offset the added credit risk incurred by holders. Finally, the Lehman Municipal Bond Index does not reflect the deduction of the fees and expenses associated with managing a mutual fund.
    We appreciate your investment in the Dreyfus Insured Municipal Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
May 16, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.
***    SOURCE: LEHMAN BROTHERS _ Unlike the Fund, the Lehman Brothers
Municipal Bond Index is a widely accepted unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market. However, the bonds in the Index generally are not insured.
    The Revenue Bond Index, which is compiled by The Bond Buyer, consists of 25 various revenue bonds that mature in 30 years: there is no rating equivalent for the Index.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.                 APRIL 30, 1997

[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INSURED MUNICIPAL BOND FUND, INC. AND
THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$21,905
Lehman Brothers
Municipal Bond Index*
Dollars
$18,989
Dreyfus Insured
Municipal Bond Fund
[Exhibit A]

*Source: Lehman Brothers

Average Annual Total Returns

                   One Year Ended                    Five Years Ended                   Ten Years Ended
                   April 30, 1997                     April 30, 1997                     April 30, 1997
                   ______________                   _________________                  _________________
                       6.24%                              5.46%                              6.62%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Insured Municipal Bond Fund, Inc. on 4/30/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in municipal securities which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall; however, the bonds in the Index generally are not insured. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report. Neither Fund shares nor the market value of its portfolio securities are insured.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                 APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments_95.6%                                                               Amount          Value
                                                                                                _____________    _____________
Alabama_1.1%
Florence, GO 5.75%, 9/1/2015 (Insured; MBIA)................................                    $    2,000,000   $  2,004,840
California_5.2%
San Francisco Building Authority, LR (San Francisco Civic Center Complex)
    5.25%, 12/1/2021 (Insured; AMBAC).......................................                         1,400,000      1,312,766
San Francisco City and County Airports Commission, International Airport Revenue
    6.10%, 5/1/2025 (Insured; FGIC).........................................                         8,240,000      8,388,567
Colorado_2.2%
Goldsmith Metropolitan District, Refunding 6.125%, 12/1/2012 (Insured; MBIA)                         4,000,000      4,127,320
Connecticut_.5%
Connecticut Health and Educational Facilities Authority, Revenue (Nursing-Noble Home)
    6%, 11/1/2022 (Insured; AMBAC)..........................................                         1,000,000      1,009,600
Delaware_3.3%
Delaware Economic Development Authority, Revenue:
    Gas Facilities (Delmarva Power & Light) 7.30%, 7/1/2021 (Insured; FGIC).                         1,000,000      1,089,330
    Water (United Water Delaware Inc., Project) 6.20%, 6/1/2025 (Insured; AMBAC)                     5,000,000      5,118,200
District of Columbia_2.2%
District of Columbia, Revenue, Refunding (Howard University)
    5.75%, 10/1/2013 (Insured; MBIA)........................................                         4,130,000      4,112,406
Florida_2.4%
Florida Housing Finance Agency, SFMR
    6.65%, 7/1/2026 (Insured; MBIA).........................................                           920,000        950,470
Hillsboro County, Port District Special Revenue, Refunding (Tampa Port Authority)
    6%, 6/1/2020 (Insured; FSA).............................................                         2,000,000      2,005,120
Lee County, Solid Waste System Revenue 7%, 10/1/2011 (Insured; MBIA)........                         1,420,000      1,544,378
Georgia_1.8%
Albany, Sewer System Revenue, Refunding 5.50%, 7/1/2016 (Insured; MBIA).....                         2,500,000      2,477,875
Atlanta and Fulton County Recreation Authority, Revenue, Refunding
    (Downtown Arena Public Improvement Project) 5.375%, 12/1/2026 (Insured; MBIA)                    1,000,000        950,320
Illinois_8.5%
Carbondale, HR, Refunding (Southern Illinois Hospital Services)
    6.875%, 3/1/2015 (Insured; MBIA)........................................                         1,000,000      1,029,550
Chicago O'Hare International Airport, Special Facility Revenue (International Terminal)
    6.50%, 1/1/2018 (Insured; FGIC).........................................                         1,750,000      1,794,257
Illinois, GO 5.75%, 5/1/2017 (Insured; MBIA)................................                         6,260,000      6,226,884
Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue
    (McCormick Place Expansion Project) 6.50%, 6/15/2027 (Insured; FGIC)....                         6,375,000      6,776,944
Louisiana_1.6%
Louisiana Public Facilities Authority, HR (Our Lady of the Lake Regional
    Medical Center) 5.90%, 12/3/2021 (Insured; FSA).........................                         3,000,000      2,913,300

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         APRIL 30, 1997
                                                                                                       Principal
Long-Term Municipal Investments (continued)                                                            Amount      Value
                                                                                                       _______    _______
Maryland_1.5%
Baltimore, Revenue, Refunding (Water Project) 5.80%, 7/1/2015 (Insured; FGIC)                   $    2,800,000    $ 2,837,184
Massachusetts_2.0%
Massachusetts Education Loan Authority, Education Loan Revenue:
    7.60%, 1/1/2003 (Insured; MBIA).........................................                           740,000        790,720
    7.65%, 1/1/2004 (Insured; MBIA).........................................                           850,000        906,848
Massachusetts Housing Finance Agency, Housing Revenue (Rental-Mortgage)
    6.50%, 7/1/2025 (Insured; AMBAC)........................................                         1,000,000      1,024,540
Massachusetts Port Authority, Special Facilities Revenue (US Air Project)
    5.75%, 9/1/2016 (Insured; MBIA).........................................                         1,000,000        987,850
Michigan_2.8%
Kalamazoo Hospital Finance Authority, Hospital Facilities Revenue (Borgess Medical Center)
    5.625%, 6/1/2014 (Insured; AMBAC).......................................                         3,700,000      3,663,777
Michigan Housing Development Authority, LOR (Greenwood Villa Project)
    6.50%, 9/15/2007 (Insured; FSA).........................................                         1,500,000      1,595,325
Missouri_4.8%
Kansas City:
    Airport Revenue, Refunding 5.50%, 9/1/2014 (Insured; MBIA)..............                         3,500,000      3,447,850
    Municipal Assisstance Corp., Revenue, Refunding 5.125%, 4/15/2015 (Insured; MBIA)                1,000,000        946,180
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
    (Saint Louis University) 5.20%, 10/1/2026 (Insured; AMBAC)..............                         5,000,000      4,655,200
Montana_1.3%
Forsyth, PCR, Refunding (Puget Sound, Power & Light Co.)
    7.25%, 8/1/2021 (Insured; AMBAC)........................................                         2,250,000      2,448,630
Nevada_1.9%
Reno, HR (Saint Mary's Hospital) 7.75%, 7/1/2015 (Insured; BIGI)
    (Prerefunded 11/1/2000) (a).............................................                         1,385,000      1,500,606
Washoe County, Gas Facilities Revenue (Sierra Pacific Power Co. Project)
    6.70%, 11/1/2032 (Insured; MBIA)........................................                         2,000,000      2,132,960
New Jersey_8.0%
Mercer County Improvement Authority, Solid Waste Revenue, Refunding
    6.70%, 4/1/2013 (Insured; FGIC).........................................                         5,000,000      5,006,100
New Jersey Economic Development Authority, PCR (Public Service Electric & Gas Co.)
    6.40%, 5/1/2032 (Insured; MBIA).........................................                         7,600,000      7,913,576
New Jersey Health Care Facilities Financing Authority, Revenue, Refunding
    (Jersey Shore Medical Center) 6.25%, 7/1/2021 (Insured; AMBAC)..........                           100,000        104,275
New Jersey Housing & Mortgage Finance Agency, Revenue:
    Home Buyer 6.20%, 10/1/2025 (Insured; MBIA).............................                         2,000,000      2,010,740
    Home Mortgage 9.125%, 4/1/2015 (Insured; MBIA)..........................                             5,000          5,005
New York_10.9%
Albany Airport Authority, Airport Revenue 5.375%, 12/15/2017 (Insured; FSA).                         1,250,000      1,171,500

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                 _____________    ____________
New York (continued)
Metropolitan Transportation Authority, Dedicated Tax Fund
    5.25%, 4/1/2026 (Insured; MBIA).........................................                    $    2,500,000    $ 2,336,325
New York State Dormitory Authority, Revenue (Beth Israel Medical Center)
    6%, 11/1/2015 (Insured; MBIA)...........................................                         8,395,000      8,598,663
New York State Energy & Research Development Authority, Facilities Revenue
    (Con Edison Co.-New York, Inc.) 6.375%, 12/1/2027 (Insured; MBIA).......                         3,000,000      3,085,710
New York State Medical Care Facilities Finance Agency, Revenue (Long-Term Healthcare)
    6.50%, 11/1/2015 (Insured; FSA).........................................                         5,000,000      5,293,000
North Carolina_1.0%
Asheville, Water System Revenue 5.625%, 8/1/2016 (Insured; FGIC)............                         1,800,000      1,789,362
North Dakota_2.0%
Mercer County, PCR, Refunding (Montana-Dakota Utilities Co. Project)
    6.65%, 6/1/2022 (Insured; FGIC).........................................                         3,500,000      3,762,500
Oregon_2.1%
Oregon, Department of Administrative Services, COP 5.60%, 11/1/2016 (Insured; MBIA)                  2,000,000      1,981,040
Washington County Unified Sewer Agency, Sewer Revenue
    5.50%, 10/1/2016 (Insured; FGIC)........................................                         2,000,000      1,970,580
Pennsylvania_1.7%
Beaver County Industrial Development Authority, PCR, Refunding
    (Ohio Edison Co./Mansfield) 7%, 6/1/2021 (Insured; FGIC)................                         3,000,000      3,244,380
Rhode Island_2.4%
Rhode Island Housing & Mortgage Finance Corp., SFMR
    9.30%, 7/1/2004 (Insured; FGIC).........................................                            20,000         20,002
Rhode Island Port Authority & Economic Development Corp.,
    Airport Revenue 6.625%, 7/1/2024 (Insured; FSA).........................                         4,250,000      4,479,203
South Carolina_.6%
Florence County, COP, Refunding (Law Enforcement Center Project)
    6%, 3/1/2008 (Insured; AMBAC)...........................................                         1,000,000      1,053,830
Texas_5.4%
Brazos River Authority, PCR, Refunding (Texas Utilities Electric Co. Project)
    6.625%, 6/1/2022 (Insured; FGIC)........................................                         5,500,000      5,797,770
Brownsville Housing Finance Corp., SFMR (Mortgage-Multiple Originators & Services)
    9.625%, 12/1/2011 (Insured; FGIC).......................................                           815,000        835,921
Houston, Water and Sewer System Revenue, Refunding 5.50%, 12/1/2016 (Insured; FGIC)                  3,500,000      3,431,995
Virginia_4.8%
Loudon County Sanitation Authority, Water and Sewer Revenue, Refunding
    5.125%, 1/1/2026 (Insured; FGIC)........................................                         2,000,000      1,834,400
Norfolk, Water Revenue 5.90%, 11/1/2025 (Insured; MBIA).....................                         4,865,000      4,912,385
Pamunkey Regional Jail Authority, Jail Facility Revenue 5.75%, 7/1/2018 (Insured; MBIA)              1,280,000      1,284,698

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ___________    ___________
Virginia (continued)
Virginia Beach Development Authority, Hospital Facility Revenue
    (Virginia Beach General Hospital Project) 5.125%, 2/15/2018 (Insured; AMBAC)                  $  1,000,000      $ 924,090
Washington_11.4%
King County, Sewer Revenue 6.125%, 1/1/2033 (Insured; MBIA).................                         5,000,000      5,087,150
Washington, MFMR 7.40%, 1/1/2030 (Insured; FSA).............................                         6,500,000      7,072,910
Washington, Public Power Supply System (Nuclear Project No. 1)
    5.75%, 7/1/2010 (Insured; MBIA).........................................                         5,000,000      5,048,800
Yakima-Tieton Irrigation District Revenue, Refunding 6.20%, 6/1/2019 (Insured; FSA)                  4,000,000      4,113,560
West Virginia_1.3%
West Virginia, GO 5.25%, 11/1/2023 (Insured; FGIC)..........................                         2,500,000      2,335,825
Wisconsin_.9%
Southeast Wisconsin Professional Baseball Park, District Sales Tax Revenue
    5.80%, 12/15/2026 (Insured; MBIA).......................................                         1,750,000      1,738,835
                                                                                                                 _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $174,500,761)...................                                     $179,013,927
                                                                                                                ==============
Short-Term Municipal Investments_4.4%
Massachusetts_1.8%
Massachusetts Health and Educational Facilities Authority, Revenue (Saint
Elizabeth's) VRDN
    3.24% (Insured; FSA) (b)................................................                    $    3,400,000  $   3,400,000
Texas_2.6%
Sabine River Authority, PCR (Utilities Electric Co. Project) VRDN 4.40% (Insured; AMBAC) (b)         4,900,000      4,900,000
                                                                                                                 _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $8,300,000)....................                                     $  8,300,000
                                                                                                                ==============
TOTAL INVESTMENTS_100.0% (cost $182,800,761)................................                                     $187,313,927
                                                                                                                ==============

DREYFUS INSURED MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
BIGI          Bond Investors Guaranty Insurance                  MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR      Pollution Control Revenue
GO            General Obligation                                 SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
LOR           Limited Obligation Revenue

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ________                       _________________          ____________________
AAA                                Aaa                            AAA                               97.4%
F-1,F-1+                           VMIG1,MIG1,P1                  SP1,A1                             2.6
                                                                                                  ________
                                                                                                   100.0%
                                                                                                  ========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) At April 30, 1997, 39.8% of the Fund's net assets are insured by MBIA and 26.5% are insured by FGIC.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                      APRIL 30, 1997
                                                                                               Cost                 Value
                                                                                           ______________       ______________
ASSETS:                          Investments in securities_See Statement of Investments     $182,800,761         $187,313,927
                                 Cash.......................................                                        1,443,437
                                 Interest receivable........................                                        3,831,756
                                 Prepaid expenses...........................                                           33,901
                                                                                                               _______________
                                                                                                                  192,623,021
                                                                                                               _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        100,953
                                 Due to Distributor.........................                                            3,263
                                 Accrued expenses...........................                                           47,196
                                                                                                               _______________
                                                                                                                      151,412
                                                                                                               _______________
NET ASSETS..................................................................                                     $192,471,609
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                     $193,048,356
                                 Accumulated net realized gain (loss) on investments                               (5,089,913)
                                 Accumulated net unrealized appreciation (depreciation)
                                 ........ on investments_Note 4                                                     4,513,166
                                                                                                               _______________
NET ASSETS..................................................................                                     $192,471,609
                                                                                                               ===============
SHARES OUTSTANDING
(300 million shares of $.01 par value Common Stock authorized)..............                                       11,118,593
NET ASSET VALUE, offering and redemption price per share_Note 3(d)..........                                           $17.31
                                                                                                                      ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                            YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $12,047,236
EXPENSES:                        Management fee_Note 3(a)...................                   $  1,240,710
                                 Shareholder servicing costs_Note 3(b)......                        546,727
                                 Registration fees..........................                         70,459
                                 Professional fees..........................                         53,707
                                 Directors' fees and expenses_Note 3(c).....                         35,980
                                 Custodian fees.............................                         22,919
                                 Prospectus and shareholders' reports_Note 3(b)                      15,033
                                 Loan commitment fees_Note 2................                          1,133
                                 Miscellaneous..............................                         17,891
                                                                                                _____________
                                       Total Expenses.......................                      2,004,559
                                 Less_reduction in management fee due to
                                     undertaking_Note 3(a)..................                       (349,146)
                                                                                                _____________
                                       Net Expenses.........................                                        1,655,413
                                                                                                                 _____________
INVESTMENT INCOME_NET.......................................................                                       10,391,823
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $    (996,175)
                                 Net unrealized appreciation (depreciation) on investments        3,904,784
                                                                                                _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        2,908,609
                                                                                                                 _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $13,300,432
                                                                                                                ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Year Ended            Year Ended
                                                                                         April 30, 1997        April 30, 1996
                                                                                      ___________________    _________________
OPERATIONS:
    Investment income_net...................................................            $  10,391,823            $ 11,659,022
    Net realized gain (loss) on investments.................................                 (996,175)              3,649,281
    Net unrealized appreciation (depreciation) on investments...............                3,904,784              (3,943,459)
                                                                                      ________________       _________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.......               13,300,432              11,364,844
                                                                                      ________________       _________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net...................................................              (10,391,823)            (11,724,725)
    Net realized gain on investments........................................                   (9,422)                  __
                                                                                      ________________       _________________
      Total Dividends.......................................................              (10,401,245)            (11,724,725)
                                                                                      ________________       _________________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................              200,295,864             347,829,321
    Dividends reinvested...................................................                 6,734,884               7,587,757
    Cost of shares redeemed.................................................             (225,846,509)           (367,066,927)
                                                                                      ________________       _________________
      Increase (Decrease) in Net Assets from Capital Stock Transactions.....              (18,815,761)            (11,649,849)
                                                                                      ________________       _________________
          Total Increase (Decrease) in Net Assets...........................              (15,916,574)            (12,009,730)
NET ASSETS:
    Beginning of Period.....................................................              208,388,183             220,397,913
                                                                                      ________________       _________________
    End of Period...........................................................            $ 192,471,609           $ 208,388,183
                                                                                      ================       =================

                                                                                            Shares                Shares
                                                                                      ________________       _________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................               11,560,758              19,661,606
    Shares issued for dividends reinvested..................................                  386,910                 429,419
    Shares redeemed.........................................................              (12,993,384)            (20,702,049)
                                                                                      ________________       _________________
      Net Increase (Decrease) in Shares Outstanding.........................               (1,045,716)               (611,024)
                                                                                      ================       =================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Year Ended April 30,
                                                          _____________________________________________________________________
PER SHARE DATA:                                             1997          1996           1995           1994            1993
                                                          _______       _______        _______        _______          _______
    Net asset value, beginning of period.........         $17.13         $17.25         $17.46         $19.23          $18.16
                                                          _______       _______        _______        _______          _______
    Investment Operations:
    Investment income_net........................            .87            .91            .94           1.00            1.06
    Net realized and unrealized gain (loss)
      on investments.............................            .18           (.11)          (.21)         (1.06)           1.28
                                                          _______       _______        _______        _______          _______
    Total from Investment Operations.............           1.05            .80            .73           (.06)           2.34
                                                          _______       _______        _______        _______          _______
    Distributions:
    Dividends from investment income_net.........           (.87)          (.92)          (.94)         (1.00)          (1.06)
    Dividends from net realized gain on investments           __            __             __            (.63)           (.21)
    Dividends in excess of net realized gain
      on investments.............................             __          __               __            (.08)            __
                                                          _______       _______        _______        _______          _______
    Total Distributions..........................           (.87)          (.92)          (.94)         (1.71)          (1.27)
                                                          _______       _______        _______        _______          _______
    Net asset value, end of period...............         $17.31         $17.13         $17.25         $17.46          $19.23
                                                          ======       ========        ========       =======         ========
TOTAL INVESTMENT RETURN.........................            6.24%          4.58%          4.36%          (.74%)         13.35%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......            .80%           .85%           .94%           .93%            .94%
    Ratio of net investment income
      to average net assets......................           5.03%          5.14%          5.49%          5.25%           5.69%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager......               .17%           .09%            __            __              __
    Portfolio Turnover Rate.................               93.39%         82.86%         41.19%         34.92%          80.72%
    Net Assets, end of period (000's Omitted)            $192,472       $208,388       $220,398       $249,513        $276,979
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Insured Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $4,917,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $2,972,000 of the carryover expires in fiscal 2003, $1,117,000 expires in fiscal 2004 and $828,000 expires in fiscal 2005.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates
DREYFUS INSURED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. However, the Manager had undertaken from May 1, 1996 through April 30, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets, and thereafter, through May 6, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from May 7, 1997 through October 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .85 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $349,146 during the period ended April 30, 1997.
    (B) Under the Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended April 30, 1997, $415,556 was charged to the Fund pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $89,816 during the period ended April 30, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% less of such compensation.
    (D) Effective November 4, 1996, a .10% redemption fee is charged on certain redemptions of Fund shares (including redemption through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended April 30, 1997, redemption fees amounted to $8,879.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $184,517,102 and $198,813,375, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $4,513,166, consisting of $4,951,353 gross unrealized appreciation and $438,187 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS INSURED MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS INSURED MUNICIPAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Insured Municipal Bond Fund, Inc., including the statement of investments, as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Insured Municipal Bond Fund, Inc. at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
May 29, 1997


DREYFUS INSURED MUNICIPAL BOND FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS INSURED MUNICIPAL
BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            306AR974
[Dreyfus logo]
Registration Mark

Insured
Municipal
Bond Fund, Inc.
Annual Report
April 30, 1997